                                                                  EXHIBIT 10.22

                                PROMISSORY NOTE

$900,000.00                                                   September 18, 1998

     FOR VALUE RECEIVED, the undersigned, DAVID CLAUSON (the "Maker"), promises to pay to the order of IXL HOLDINGS, INC., a Delaware corporation ("Holder"), on September 18, 2001 (the "Maturity Date"), the principal sum of NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($900,000.00), or, if less, so much thereof as has been advanced and is then outstanding hereunder, with interest on the outstanding principal balance of this Note from the date hereof until fully paid at a simple interest rate of five and 48/100 percent (5.48%) per annum. The entire principal amount hereof, together with all accrued and unpaid interest hereon, shall be due and payable on the earlier of the Maturity Date or the date (the "Transfer Date") on which Maker transfers any Pledged Stock (as hereinafter defined).

     This Note is secured by the Stock Pledge Agreement between Maker and Holder of even date herewith (the "Pledge Agreement") granting to the Holder a security interest in certain capital stock of Holder owned by the Maker. Notwithstanding any other provision of this Note, Maker shall have no obligation or liability for the payment of the principal amount owing hereunder beyond Maker's interest in the Pledged Stock (as defined in the Pledge Agreement) pledged to Holder as collateral security for payment of the principal amount owing hereunder. By the acceptance of this Note and the Pledge Agreement, Holder agrees that in the event of a default hereunder, it will rely solely on the Pledged Stock (as defined in the Pledge Agreement) securing this Note for the payment of the principal amount owing hereunder and will not sue or otherwise seek recourse against Maker for any principal deficiency remaining after a disposition of the Pledged Stock pursuant to the Pledge Agreement. The proceeds of any disposition of the Pledged Stock by Holder pursuant to the Pledge Agreement shall be applied in accordance with Section 4 of the Pledge Agreement. The foregoing provisions concern the liability of Maker and do not in any manner, and shall not be interpreted or construed to affect or impair the rights of Holder to pursue any remedy which it may have under the Pledge Agreement. The foregoing provisions shall not affect Maker's liability for the payment of all interest accruing hereunder or other amounts due hereunder.

     Interest, to the extent accrued, shall be paid by Maker upon the earlier of the Maturity Date or the Transfer Date. All interest accrued but unpaid hereunder shall be forgiven (a) if Maker is still employed by Holder on the Maturity Date, (b) upon the death of Maker, or (c) in the event Maker's employment with Holder is terminated due to a Resignation for Good Reason based on clause (a) or (b) of such definition, and as such term is defined in the Employment Agreement dated August 17, 1998 between Maker and iXL, Inc. (the "Employment Agreement").

     Maker shall be in default hereunder if (i) Maker fails timely to make any payment due hereunder; (ii) Maker files or has filed against it any proceeding under any insolvency or bankruptcy statute; (iii) any of the other conditions hereinafter set out are violated or breached by Maker; or (iv) a Default occurs pursuant to the Pledge Agreement. If a default occurs, all amounts due hereunder shall, at the option of the Holder, become immediately due and payable, and the Holder shall be entitled to exercise all rights available to it under the Pledge Agreement.

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

     The principal hereof and interest hereon shall be payable in lawful money of the United States of America, at the Holder's principal office in Atlanta, Georgia or at such other place as the Holder hereof may designate in writing to the Maker. All payments hereunder received from the Maker by the Holder shall be applied first to interest to the extent then accrued and then to principal.

     Maker agrees to pay the Holder hereof reasonable attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, or otherwise, and to indemnify and hold the Holder harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Maker under applicable law.

     The remedies of the Holder as provided herein and in the Pledge Agreement shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

     No act of omission or commission of the Holder, including specifically (but without limitation) any failure to exercise any right, remedy, or recourse, shall be effective unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

     The Maker and all sureties, endorsers, and guarantors of this Note hereby
(a) waive demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit, and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (b) agree to any substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agree that the Holder shall not be required first to institute any suit, or to exhaust his, their, or its remedies against the Maker or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

     Time is of the essence of this Note.

     The unpaid principal evidenced by this Note and unpaid accrued interest thereon may be prepaid, in whole or in part, from time to time and at any time, without premium or penalty.

     All rights, privileges and obligations hereof, shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.

     In case, and as often as, this Note is collected by an attorney at law, all costs of collection, including reasonable attorney's fees, actually incurred, shall be paid by Maker.

     This Note is to be construed in accordance with, and governed by, the internal laws of the State of Georgia, without regard to its principles of conflict of laws.

     IN WITNESS WHEREOF, Maker has set its hand and seal, as of the date first above written.


                                        /s/ David Clauson
                                        ---------------------------------
                                        DAVID CLAUSON

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     THIS STOCK PLEDGE AGREEMENT (the "Agreement"), dated as of September 18, 1998, by and between DAVID CLAUSON (the "Pledgor"), and IXL HOLDINGS, INC., a Delaware corporation ("Pledgee").

     WHEREAS, as partial payment for the purchase of 1,000 shares (the "Pledged Stock") of Class A Convertible Preferred Stock of of IXL Holdings, Inc., par value $.01 per share, Pledgor has executed a Promissory Note of even date herewith in favor of Pledgee in the principal amount of $900,000.00 (the "Loan" or "Note"); and

     WHEREAS, Pledgee has required, as a condition precedent to making the Loan, that Pledgor execute this Stock Pledge Agreement; and

     WHEREAS, to secure the payment and performance of all obligations of Pledgor under the Note, Pledgor wishes to pledge to Pledgee all of its right, title and interest in and to all of the Pledged Stock;

     NOW, THEREFORE, in order to induce Pledgor to make the Loan and other good and valuable consideration, receipt of which is acknowledged by each of the parties, the parties hereto agree as follows:

     1.   PLEDGE AND SECURITY INTEREST.  Pledgor hereby unconditionally grants
          ----------------------------
and assigns to the Pledgee, its successors and assigns, a continuing security interest in and security title to the Pledged Stock. The Pledgor has delivered to and deposited with the Pledgee herewith all of its right, title and interest in and to the Pledged Stock, together with certificates representing the Pledged Stock and stock powers endorsed in blank by Pledgor, as security for (i) all obligations of Pledgor to Pledgee hereunder; and (ii) payment and performance of all obligations of Pledgor to Pledgee under the Note, or any extension, renewal, amendment or modification thereof, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. Beneficial ownership of the Pledged Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of a default under the terms hereof (as defined in Section 4, below).

     2.   WARRANTY.  Pledgor hereby represents and warrants to the Pledgee that
          --------
except for the security interest created hereby, the Pledgor owns the Pledged Stock free and clear of all liens, charges and encumbrances, that the Pledged Stock is duly issued, fully paid and nonassessable, and that Pledgor has the unencumbered right to pledge its Pledged Stock.

     3.   ADDITIONAL SHARES.  In the event that, during the term of this
          -----------------
Agreement:

          a. any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of IXL Holdings, Inc., all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor shall be entitled shall be immediately delivered to the Pledgee, together with stock powers endorsed in blank by Pledgor, and shall thereupon constitute Pledged Stock to be held by the Pledgee under the terms of this Agreement; and

          b. subscriptions, warrants or any other rights or options shall be issued in connection with the Pledged Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by Pledgor shall be immediately delivered to the Pledgee and shall thereupon constitute Pledged Stock to be held by the Pledgee under the terms of this Agreement.

     4.   DEFAULT.  In the event of a demand for payment by the Pledgee under
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the terms of the Note, or a default under the terms of this Agreement (any of such occurrences being hereinafter referred to as a "Default"), the Pledgee may sell or otherwise dispose of the Pledged Stock at a public or private sale or make other commercially reasonable disposition of the Pledged Stock or any portion thereof after ten (10) days' notice to Pledgor and the Pledgee may purchase the Pledged Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied in the following order: (i) to any unpaid principal amount owing under the Note;
(ii) to the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section 7(a) hereof; (iii) to damages incurred by the Pledgee or any of them by reason of any breach secured against hereby, and (iv) to any unpaid interest which may have accrued on any obligations secured hereby, and any remaining proceeds shall be paid over to the Pledgor or others as by law provided. In the event the proceeds of the sale or other disposition of the Pledged Stock are insufficient to pay such expenses, interest, principal, obligations and damages, Pledgor shall remain liable to the Pledgee for any accrued but unpaid interest owing under the Note.

     5.   ADDITIONAL RIGHTS OF PLEDGEE.  In addition to its rights and
          ----------------------------
privileges under this Agreement, Pledgee shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code.

     6.   RETURN OF PLEDGED STOCK TO PLEDGOR.  Upon payment in full of all
          ----------------------------------
principal and interest on the Note, the Pledgee shall return to the Pledgor all of the then remaining Pledged Stock and all rights received by the Pledgee as agent for the Pledgor as a result of its possessory interest in the Pledged Stock.

     7.   DISPOSITION OF PLEDGED STOCK BY PLEDGEE.  The Pledged Stock is not
          ---------------------------------------
registered under the various Federal or State Securities Acts and disposition thereof after default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Pledgee may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Stock than if the Pledged Stock were registered pursuant to Federal and state securities legislation and sold on the open market. Pledgor, therefore, agrees that:

          a. if the Pledgee shall, pursuant to the terms of this Agreement, sell or cause the Pledged Stock or any portion thereof to be sold at a private sale, the Pledgee shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies in IXL Holdings, Inc.'s industry (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Pledgee's action) as to the best manner in which to expose the Pledged Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

          b. that such reliance shall be conclusive evidence that the Pledgee has handled such disposition in a commercially reasonable manner.

     8.   PLEDGOR'S OBLIGATIONS ABSOLUTE.  The obligations of the Pledgor under
          ------------------------------
this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens available to the Pledgee or its successors, assigns or agents. The Pledgor hereby waives any right to require that an action be brought against any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Pledgee in favor of any other Person prior to any exercise of rights or remedies hereunder, or to require resort to rights or remedies of the Pledgee in connection with the Loan.

     9.   NOTICES.  All notices and other communications required or permitted
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hereunder shall be in writing and, if mailed by prepaid certified mail, at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the postmarked date thereof and, if sent by facsimile, shall be followed forthwith by letter and shall be deemed to have been received on the next Business Day following dispatch. In addition, notices hereunder may be delivered by hand in which event such notice shall be deemed effective when delivered. Notice of change of address for notice shall also be governed by this Section. Notices shall be addressed as follows:

     If to the Pledgor:    David Clauson
                           2862 Sacramento St.
                           San Francisco, CA 94115

     If to the Pledgee:    William C. Nussey
                           IXL Holdings, Inc.
                           1888 Emery Street
                           Atlanta, Georgia 30318

     10.  BINDING AGREEMENT.  The provisions of this Agreement shall be
          -----------------
construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Georgia. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Pledgor and the Pledgee with respect to the matters addressed herein and may not be modified except by a writing executed by the Pledgee and delivered by the Pledgee to the Pledgor. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

     11.  SEVERABILITY.  If any paragraph or part thereof shall for any reason
          ------------
be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals, by and through their duly authorized officers, as of the day and year first above written.

                                        PLEDGOR:


                                        /s/ David Clauson
                                        ----------------------------------
                                        DAVID CLAUSON


                                        PLEDGEE:

                                        IXL HOLDINGS, INC.

                                        /s/ James V. Sandry
                                        ----------------------------------
                                        By:    James V. Sandry
                                        Title: EVP